Changing the way you succeed.
February 24, 2010
Fourth Quarter 2009 Conference Call

Changing the way you succeed.
Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of
1933 and Section 21E of the Securities Exchange Act of 1934. All such statements, other than statements of historical fact, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995, including, without limitation, any projections of financial items; future production volumes, results of exploration, exploitation, development, acquisition and operations expenditures, and prospective reserve levels of properties or wells; any statements of the plans, strategies and objectives of management for future operations; any statements concerning developments, performance or industry rankings; and any statements of assumptions underlying any of the foregoing. These statements involve certain assumptions we made based on our experience and perception of historical trends, current conditions, expected future developments and other factors we believe are reasonable and appropriate under the circumstances. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially. The risks, uncertainties and assumptions referred to above include the performance of contracts by suppliers, customers and partners; employee management issues; uncertainties inherent in the exploration for and development of oil and gas and in estimating reserves; complexities of global political and economic developments; geologic risks, volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange
Commission (“SEC”), including the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and subsequent quarterly reports on Form 10-Q. You should not place undue reliance on these forward-looking statements which speak only as of the date of this presentation and the associated press release. We assume no obligation or duty and do not intend to update these forward-looking statements except as required by the securities laws.
References to quantities of oil or gas may include amounts we believe will ultimately be produced, but that are not classified as “proved reserves” under SEC definitions. Statements of oil and gas reserves are estimates based on assumptions and may be imprecise. Investors are urged to consider closely the disclosure regarding reserves in our
2008 Form 10-K.

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Presentation Outline

• Executive Summary
 Summary of Q4 2009 Results (pg. 4)
 Liquidity and Capital Resources (pg. 8)
 2010 Outlook (pg. 9)
• Operational Highlights by Segment
 Contracting Services (pg. 13)
 Oil & Gas (pg. 21)
• Non-GAAP Reconciliations (pg. 26)
• Questions & Answers
Phoenix Project DTS buoy loadout

Quarter Ended			Year Ended	
	12/31/2009	12/31/2008 (A)	9/30/2009 (A)	12/31/2009 (A)	12/31/2008 (A)
Revenues	**$ 180**	**$ 534**	**$ 216**	**$ 1,462**	**$ 2,114**
Gross Profit (Loss):					
Operating	$ 21	$ 85	$ 5	$ 388	$ 621
	12%	*16%*	*2%*	*27%*	*29%*
Oil & Gas Impairments/ARO Increases	(56)	(193)	(1)	(121)	(216)
Exploration Expense	(21)	(27)	(1)	(24)	(33)
Total	$ (56)	$ (135)	$ 3	$ 243	$ 372
Goodwill Impairments	-	704	-	-	704
Net Income (Loss)	**$ (56)**	**$ (861)**	**$ 4**	**$ 102**	**$ (639)**
Diluted Earnings (Loss) Per Share	**$ (0.53)**	**$ (9.48)**	**$ 0.04**	**$ 0.96**	**$ (7.05)**
Adjusted EBITDAX (B)(C)					
Contracting Services	$ 29	$ 47	$ 28	$ 148	$ 224
Oil & Gas	40	11	12	355	372
Elimination	(10)	(3)	(2)	(13)	(21)
Adjusted EBITDAX	**$ 59**	**$ 55**	**$ 38**	**$ 490**	**$ 575**

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Executive Summary

($ in millions, except per share data)
(A) Results of Cal Dive, our former Shelf Contracting business, were consolidated through June 10, 2009, at which time our ownership interest dropped below 50%; thereafter, our remaining interest was accounted for under the equity method of accounting until September 23, 2009, when we reduced our holdings with the sale of the substantial majority of our remaining interest in Cal Dive. First half revenues from our Shelf Contracting business totaled $405 million.
(B) See non-GAAP reconciliations on slides 25-27.
(C) Excludes Cal Dive contribution in all periods presented.

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Executive Summary

Fourth quarter results reflect the following matters on a pre-tax basis:
 • $55.9 million of “non-cash” impairment charges due to reserve-related revisions on oil and gas properties
 • $22.6 million of other “non-cash” charges primarily due to the write-off of the book value associated with certain exploration leases
 • Q4 results excluded realized hedge gains of approximately $15 million for natural gas hedge mark-to-market adjustments previously recognized as unrealized gains in the first three quarters of 2009
The after-tax effect of the above two items on EPS totaled $0.49 per diluted share.

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Executive Summary

• Contracting Services
 • Continued weak activity levels in general
 • Subsea Construction capacity diverted to internal oil and gas field development projects - as a result, significant intercompany eliminations
 • Well Enhancer entered fleet in Q4
• Oil and Gas
 • Continued delay in start up of transmission line for Noonan gas (January 2010 start up vs. mid-Q4 expectation) reduced expected Q4 production
 • Exit year end production rate of 94 Mmcfe/d
 • Current production rate of 145 Mmcfe/d
 • Danny oil production start-up in early February, 2010
 • Noonan gas rates ≈37 Mmcf/d

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Executive Summary

• Oil and gas production totaled 9.7 Bcfe for Q4 2009 versus 9.8 Bcfe in Q3 2009; 43.8
 Bcfe in total for 2009
 •  Avg realized price for oil of $71.48 / bbl ($68.86 / bbl in Q3 2009), including effect of settled hedges
 •  Avg realized price for gas of $7.97/ Mcf ($8.02 / Mcf in Q3 2009), including the effect of settled hedges
•   Balance sheet remains strong
 • Net debt balance decreased by $713 million in 2009
 • Liquidity* of $657 million at year end
 • Credit facility covenants in compliance
 • Q4 2009: Credit facility extended to November 2012 along with increased commitments of $435 million through June 2011
 • Q1 2010: Additional amendments put into place revising leverage ratio and adding additional senior secured leverage covenant ratio
*Liquidity is equal to cash and cash equivalents ($271 million), plus available capacity under our revolving credit facility ($386 million).

$2,500
$2,000
$1,500
$1,000
$500
$0
in millions
$1,758
$2,027
$1,361
$1,668
$1,803
$1,090
Gross Debt
Net Debt
12/31/2007
12/31/2008
12/31/2009

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Significant Balance Sheet Improvements

Debt (A)
 Liquidity (B) of $657 million at 12/31/09

 (A) Includes impact of debt discount under our Convertible Senior Notes.
 (B) Defined as available revolver capacity ($386 million) plus cash ($271 million).

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2010 Outlook

• Contracting Services demand in 1H 2010 will continue to be soft, with a rebound anticipated in 2H 2010
• Contracting Services asset utilization on Danny oil pipeline and Phoenix field development will continue to impact financial results in Q1
• Capital expenditures of approximately $200 million planned for 2010
 • $85 million relates to completion of major vessel projects
 • Oil and Gas capital expenditures of approximately $86 million, excluding P&A of approximately $61 million
• Improved liquidity and debt levels (see slide 8)
 •Expect to reduce net debt levels further by 12/31/2010
 •Expect to increase liquidity further by 12/31/2010

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2010 Outlook

Broad Metrics	2010 Higher End	2010 Lower End	2009
Production Range	60 Bcfe	50 Bcfe	44 Bcfe
EBITDA	$550 million	$450 million	$490 million
CAPEX	$200 million	$200 million	$328 million (A)
Commodity Price Deck		2010 Higher End	2010 Lower End	2009 (B)
Hedged	Oil	$74.75 / bbl	$74.59 / bbl	$67.11 / bbl
	Gas	$5.87 / mcf	$6.00 / mcf	$7.75 / mcf
(A) Inclusive of capitalized interest of $48 million.
(B) Including effect of settled natural gas hedge contracts.

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2010 Outlook

Key Oil and Gas Assumptions	Production Rates
	2010 Higher End	2010 Lower End	2009
Noonan gas (well performance)	55 Mmcfe/d by March 1, 2010	35 Mmcfe/d all year	20 Mmcfe/d
Phoenix expected start-up	Mid- Q2 >70 Mmcfe/d	Mid-year >70 Mmcfe/d	0
Hurricanes	No Significant Disruption	Significant Disruption	Lingering 2008 Hurricane Effects
Note: 2009 year end reserve estimate reductions for Noonan gas wells to increase DD&A rates in 2010 vs. prior expectations

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Caesar departing for sea trials, Nantong, China

Operations
Highlights

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 Caesar superintendent
 inspecting pipelay stinger
Contracting Services
Subsea Construction
• High utilization, but significant portion used for internal E&P development
 • Express installed the 36-mile Danny pipe-in-pipe (8x12
 -inch) in the GOM for Helix Oil & Gas
 • Intrepid worked on Helix Phoenix project and various
 other projects as DSV
• Caesar in transit to GOM from China in 4Q2009 (arrived in
 Ingleside on 1/31/2010)
 • Initial internal project to install 7 mile, 12-inch gas
 pipeline on OCS in Gulf of Mexico in April 2010
 • Awarded 46 mile, 20-inch gas pipeline installation
 project in Gulf of Mexico for summer 2010
• Outlook for 2010 expected to improve by mid year

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 Olympic Triton underway to begin
 Anadarko Jubilee project in Ghana
Contracting Services
ROV - Robotics
• Seasonal low utilization
• Island Pioneer with deepwater trenching spread
 transiting from North Sea to GOM and Olympic Triton
 transiting from GOM to Ghana
• Olympic Canyon continues to operate for Reliance
 offshore India on long term IRM contract
• Northern Canyon (North Sea) and Seacor Canyon (SEA)
 were idle for the majority of the quarter
• Northern Canyon charter not extended
• Outlook for 2010 is improving

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Testing WOAPAC’s Subsea Intervention
 Lubricator System
Contracting Services
Well Operations
North America
• Q4000 installed production buoy for Phoenix field
• Started 100-day deepwater well Intervention / P&A campaign for Shell
• Outlook for 2010 looks positive
North Sea
• Seasonal low utilization
• Seawell worked for BP, Total and Talisman in the NorthSea . Vessel dry-dock in January / February 2010
• Well Enhancer worked approx. 53 days in the quarter for Nexen and
 Shell with good operating performance
• Outlook for 2010 expected to improve by end of Q1
Asia Pacific
• Operations still being impacted by refurbishment of the Subsea
 Intervention Lubricator and Vessel Deployment System
• Entered into JV with Clough Ltd. to provide subsea services in the
 Asia Pacific region, using the Normand Clough vessel
• Outlook for 2010 is expected to improve

HELIX
ENERGY SOLUTIONS GROUP

HELIX
CAESAR

HELIX PRODUCER I

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Caesar in Ingleside
Marine Capital Projects
HPI in Ingleside

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Phoenix Green Canyon Block 237
• DTS Buoy has been installed
• Subsea flowlines, export pipelines and
 umbilicals have been installed
• Intrepid in DSV mode to pull-in the flexible
 risers and umbilicals through DTS buoy late
 February / early March
• Production scheduled to start mid-year
Helix Producer I (HPI)
• Vessel installation and hook-up of topside
 modules, flare boom, external thrusters and
 turret completed
• Commissioning of topside processing plant
 ongoing
• Incline test successfully completed
• US Coast Guard Systems acceptance is
 ongoing
• Expect the vessel to depart for sea trials
 late 1Q 2010
DTS Buoy being installed by Q4000
Helix Producer I
HPI at Kiewit’s yard

Quarter Ended		
	December 31		Sept 30
	2009	2008 (A)	2009 (A)
Revenues (B)			
Contracting Services	$ 151	$ 293	$ 175
Shelf Contracting	-	262	-
Total Revenue	$ 151	$ 555	$ 175
Gross Profit (B)			
Contracting Services (C)	$ 30	$ 45	$ 28
Profit Margin	20%	15%	16%
Shelf Contracting	-	89	-
Profit Margin	0%	34%	0%
Total Gross Profit	$ 30	$ 134	$ 28
Gross Profit margin	20%	24%	16%
Equity in Earnings (D)	$ 5	$ 6	$ 13

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($ in millions, except percentages)
(A) Results of Cal Dive, our former Shelf Contracting business, were consolidated through June 10, 2009, at which time our ownership interest dropped below 50%; thereafter, our remaining interest was accounted for under the equity method of accounting until September 23, 2009, when we reduced our holdings with the sale of the substantial majority of our remaining interest in Cal Dive.
(B) See non-GAAP reconciliation on slides 25-27. Amounts are prior to intercompany eliminations.
(C) Includes corporate and operational support overheads.
(D) Amounts primarily represent equity in earnings of Marco Polo and Independence Hub investments and equity in earnings from Cal Dive from June 11 through September 23, 2009.
Contracting Services

Quarter Ended		
	December 31		Sept 30
	2009	2008	2009
Revenues (A)			
Subsea Construction	$ 98	$ 227	$ 126
Well Operations	53	66	49
Revenue Before Eliminations	$ 151	$ 293	$ 175
Gross Profit (A)			
Subsea Construction	$ 19	$ 19	$ 19
Well Operations	11	26	9
Gross Profit Before Eliminations	$ 30	$ 45	$ 28
Gross Profit Margin	20%	15%	16%

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Revenue and Gross Profit by Division ($ in millions)

(A) Amounts are before intercompany eliminations. See non-GAAP reconciliation on slides 25-27.
Contracting Services

Vessel Utilization*	Quarter Ended December 31 2009	Quarter Ended December 31 2008	Quarter Ended Sept 30 2009
Contracting Services			
Subsea Construction Vessels (A)	71%	86%	77%
Well Operations	67%	93%	92%
Robotics	58%	80%	74%
Production Facilities Throughput			
Marco Polo (MBOE)	2,446	447	2,236
Independence Hub (BCFE)	57.9	79.8	69.3

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Contracting Services

(A) Includes vessels on long-term charters.
* Utilization includes internal work.

Financial Highlights

	Quarter Ended		
	December 31		Sept 30
	2009	2008	2009
Revenue (millions)	$ 71	$ 46	$ 64
Gross Profit - Operating	2	(29)	(15)
Hurricane Expenses, Net	(1)	(16)	(5)
Oil & Gas Impairments (A)	(56)	(193)	(1)
Exploration Expense (B)	(21)	(27)	(1)
Total	$ (76)	$ (265)	$ (22)
Gain on Oil & Gas Derivative Contracts	$ 6	$ 19	$ 5
Production (Bcfe):			
Shelf	5.9	5.8	6.8
Deepwater	3.8	0.6	3.0
Total	9.7	6.4	9.8
Average Commodity Prices (C):			
Oil / Bbl	$ 71.48	$ 66.53	$ 68.86
Gas / Mcf	$ 7.97	$ 7.43	$ 8.02

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(A) Impairments related to
 reduction in carrying values
 of certain oil and gas
 properties due to reserve
 revisions, including $29.9
 million of hurricane-related
 impairments in Q4 2008.
(B) Includes $20.1 and $8.0
 million of impairment charges
 associated with certain
 exploration leases for the
 quarters ended December
 31, 2009 and December 31,
 2008, respectively.
(C) Including effect of settled
 hedges and MTM derivative
 contracts.
Oil & Gas

Quarter Ended					
	December 31				September 30	
	2009		2008		2009	
	Total	per Mcfe	Total	per Mcfe	Total	per Mcfe
DD&A (A)	**$ 41**	**$ 4.24**	**$ 49**	**$ 7.63**	**$ 35**	**$ 3.56**
Operating and Other (B):						
Operating Expenses (C)	$ 17	1.73	$ 14	2.21	$ 25	2.56
Workover	2	0.22	1	0.17	6	0.61
Transportation	2	0.18	1	0.10	3	0.31
Repairs & Maintenance	4	0.43	4	0.66	4	0.42
Other	3	0.33	1	0.07	2	0.25
Total Operating & Other	**$ 28**	**2.89**	**$ 21**	**3.21**	**$ 40**	**4.15**
Total	**$ 69**	**$ 7.13**	**$ 70**	**$ 10.84**	**$ 75**	**$ 7.71**

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Oil & Gas

(A) Included accretion expense.
(B) Excluded hurricane-related repairs of $0.6, $15.9 and $5.1 million, net of insurance recoveries, for the quarters ended December 31, 2009, December 31, 2008 and September 30, 2009, respectively.
(C) Included $2.5 and $10.4 million related to a weather derivative contract for the quarters ended December 31, 2009 and September 30, 2009, respectively.
 Excluded exploration expenses of $21.5, $27.1 and $0.9 million, and abandonment of $0.0, $6.0 and $2.9 million for the quarters ended December 31, 2009,
 December 31, 2008 and September 30, 2009, respectively.
Operating Costs ($ in millions, except per Mcfe data)

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Oil & Gas - Reserve Report Highlights

	Proved Developed	Proved Undeveloped	Total
Total Reserves (Bcfe)	214	364	578
Shelf	112	125	237
Deepwater	102	239	341
Oil (mmbbls)	15	15	30
Gas (Bcf)	125	274	399
SEC Case PV-10 (pre-tax, in millions)	$546	$746	$1,292
PV-10 Forward Strip Price* (pre-tax, in millions)	$1,129	$1,574	$2,703
At December 31, 2009
* Based on NYMEX Henry Hub gas and WTI oil forward strip prices at December 31, 2009.

Oil (Bbls)	Forward Sales	Collars	Swaps	Total Volume Hedged	Forward Pricing	Swap Pricing	Average Collar Price Floor	Average Collar Price Ceiling
2010	-	1,200,000	1,315,000	2,515,000		$ 75.44	$ 62.50	$ 80.73
Natural Gas (mcf)								
2010	-	12,045,000	12,950,000	24,995,000		$ 5.82	$ 6.00	$ 6.70
Grand Totals (Mmcfe)	**-**	**19,245,000**	**20,840,000**	**40,085,000**				

* As of February 24, 2010.

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Summary of Jan - Dec 2010 Hedging Positions*

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Non-GAAP
Reconciliations

HELIX
ENERGY SOLUTIONS GROUP

	Quarter Ended			Year Ended	
	December 31		Sept 30	December 31	
	2009	2008	2009	2009	2008
Net income applicable to common shareholders	$ (56)	$ (861)	$ 4	$ 102	$ (639)
Non-cash impairments	53	894	1	72	918
Gain on asset sales	-	6	(18)	(87)	(73)
Preferred stock dividends	-	1	-	54	3
Income tax provision	(30)	(67)	1	86	67
Net interest expense and other	11	32	10	48	101
Depreciation and amortization	59	79	46	247	306
Exploration expense	22	27	1	24	33
Adjusted EBITDAX (including Cal Dive)	$ 59	$ 111	$ 45	$ 546	$ 716
Less: Previously reported contribution from Cal Dive	-	(56)	(7)	(56)	(141)
Adjusted EBITDAX	$ 59	$ 55	$ 38	$ 490	$ 575

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Non GAAP Reconciliations

Adjusted EBITDAX ($ in millions)
We calculate adjusted EBITDAX as earnings before net interest expense, taxes, depreciation and amortization, and exploration expense. Further, we do not include earnings from our former interest in Cal Dive in any periods presented in our adjusted
EBITDAX calculation. These non-GAAP measures are useful to investors and other internal and external users of our financial statements in evaluating our operating performance because they are widely used by investors in our industry to measure a company's operating performance without regard to items which can vary substantially from company to company and help investors meaningfully compare our results from period to period. Adjusted EBITDAX should not be considered in isolation or as a substitute for, but instead is supplemental to, income from operations, net income or other income data prepared in accordance with GAAP. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to our reported results prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions which are excluded.

Quarter Ended		
	December 31		Sept 30
	2009	2008	2009
Revenues			
Contracting Services	$ 151	$ 293	$ 175
Shelf Contracting	-	262	-
Intercompany elim. - Contracting Services	(43)	(46)	(23)
Intercompany elim. - Shelf Contracting	-	(21)	-
Revenue as Reported	$ 108	$ 488	$ 152
Gross Profit			
Contracting Services	$ 30	$ 45	$ 28
Shelf Contracting	-	89	-
Intercompany elim. - Contracting Services	(10)	(3)	(2)
Intercompany elim. - Shelf Contracting	-	(1)	-
Gross Profit as Reported	$ 20	$ 130	$ 26
Gross Profit Margin	19%	27%	17%

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Revenue and Gross Profit As Reported ($ in millions)

Non GAAP Reconciliations

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